UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 12, 2016 (July 12, 2016)

___________________

HOLLY ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (Address of Principal Executive Offices)
(214) 871-3555 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On July 12, 2016, Holly Energy Partners, L.P. issued a press release announcing that it and its wholly owned subsidiary, Holly Energy Finance Corp., intend to commence an offering, subject to market and other conditions, of $300 million in aggregate principal amount of senior notes due 2024. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Press Release Announcing the Proposed Offering of Senior Notes*
*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Vice President and Chief Financial Officer

Date: July 12, 2016

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release announcing the Proposed Offering of Senior Notes*
*	Furnished herewith.